The UBS Funds

Supplement to the Statement of Additional Information | December 31, 2019

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") with respect to the UBS Dynamic Alpha Fund series of The UBS Funds, dated October 28, 2019, as follows:

Effective January 1, 2020, José Ignacio Andrés will no longer serve as portfolio manager for the UBS Dynamic Alpha Fund. Alain Bützberger will assume Dr. Andrés's portfolio management responsibilities for the UBS Dynamic Alpha Fund.

Therefore, on page 80 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for José Ignacio Andrés is deleted in its entirety and replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Alain Bützberger# (UBS Dynamic Alpha Fund)	0	$0	16	$11,997	4	$223

  #  Mr. Bützberger became a portfolio manager of UBS Dynamic Alpha Fund on January 1, 2020. Information for Mr. Bützberger is as of November 30, 2019.

In addition, on page 83 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements " and the sub-heading "Portfolio managers," the information for José Ignacio Andrés is deleted in its entirety and replaced with the following:

Portfolio manager/Fund	Range of shares owned
Alain Bützberger[1] (UBS Dynamic Alpha Fund)	None

  1  Mr. Bützberger became a portfolio manager of UBS Dynamic Alpha Fund on January 1, 2020. Information for Mr. Bützberger is as of November 30, 2019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1038